UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 16, 2006
GENERAL MOTORS ACCEPTANCE CORPORATION
(Sponsor with respect to Securities)
CAPITAL AUTO RECEIVABLES, INC.
(Depositor with respect to Securities)
CAPITAL AUTO RECEIVABLES ASSET TRUST 2006-1
(Issuing Entity with respect to Securities)

Delaware (State or Other Jurisdiction of Incorporation)	333-105077 (Commission File Number)	38-3082892 (IRS Employer Identification No.)
c/o General Motors Acceptance Corporation
200 Renaissance Center
P.O. Box 200 Detroit, Michigan
48265-2000
(Address of Principal Executive Offices, including Zip Code)
(313) 556-5000
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
The registrant has filed a Prospectus Supplement dated as of February 9, 2006 setting forth a description of the collateral pool and the structure of $510,000,000 aggregate principal amount of the Class A-1 4.642% Asset Backed Notes, $450,000,000 aggregate principal amount of Class A-2a 5.03% Asset Backed Notes (the “Class A-2a Notes”), $1,060,000,000 aggregate principal amount of Class A-2b Floating Rate Asset Backed Notes (the “Class A-2b Notes,” and, together with the Class A-2a Notes, the “Class A-2 Notes”), $650,000,000 aggregate principal amount of Class A-3 5.03% Asset Backed Notes (the “Class A-3 Notes”), $252,835,000 aggregate principal amount of Class A-4 5.04% Asset Backed Notes (the “Class A-4 Notes”), $126,052,000 aggregate principal amount of Class B 5.26% Asset Backed Notes (the “Class B Notes”), $47,270,000 aggregate principal amount of the Class C 5.55% Asset Backed Notes (the “Class C Notes”) and $31,513,000 aggregate principal amount of the Class D 7.16% Asset Backed Notes by Capital Auto Receivables Asset Trust 2006-1 (the “Issuing Entity”). Only the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes are being offered publicly for sale. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.
     The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of the Closing Date between the Issuing Entity and JPMorgan Chase Bank, N.A., as Indenture Trustee.
     The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of motor vehicle retail instalment sales contracts (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.
     As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated as of February 9, 2006 filed with the Commission pursuant to Rule 424(b)(5) of the Act on February 15, 2006.
Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits.

Exhibit No.	Description

4.1	Indenture between Capital Auto Receivables Asset Trust 2006-1 and the JPMorgan Chase Bank, N.A., as Indenture Trustee, dated as of February 16, 2006.

4.2	Trust Agreement between Capital Auto Receivables, Inc., as Seller, and Deutsche Bank Trust Company Delaware, as Owner Trustee, dated as of February 16, 2006.

4.3	Pooling and Servicing Agreement between General Motors Acceptance Corporation and Capital Auto Receivables, Inc., dated as of February 16, 2006.

99.1	Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc., as the Seller and Capital Auto Receivables Asset Trust 2006-1, as the Issuer, dated as of February 16, 2006.

99.2	Custodian Agreement between General Motors Acceptance Corporation, as Custodian, and Capital Auto Receivables, Inc., as Seller, dated as of February 16, 2006.

99.3	Administration Agreement among Capital Auto Receivables Asset Trust 2006-1, as Issuer and General Motors Acceptance Corporation, as Administrator, and JPMorgan Chase Bank, N.A., as Indenture Trustee, dated as of February 16, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTO RECEIVABLES INC.
Date: February 23, 2006	By:	/s/ C.J. Vannatter
		Name:	C.J. Vannatter
		Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture between Capital Auto Receivables Asset Trust 2006-1 and the JPMorgan Chase Bank, N.A., as Indenture Trustee, dated as of February 16, 2006.

4.2	Trust Agreement between Capital Auto Receivables, Inc., as Seller, and Deutsche Bank Trust Company Delaware, as Owner Trustee, dated as of February 16, 2006.

4.3	Pooling and Servicing Agreement between General Motors Acceptance Corporation and Capital Auto Receivables, Inc., dated as of February 16, 2006.

99.1	Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc., as the Seller and Capital Auto Receivables Asset Trust 2006-1, as the Issuer, dated as of February 16, 2006.

99.2	Custodian Agreement between General Motors Acceptance Corporation, as Custodian, and Capital Auto Receivables, Inc., as Seller, dated as of February 16, 2006.

99.3	Administration Agreement among Capital Auto Receivables Asset Trust 2006-1, as Issuer and General Motors Acceptance Corporation, as Administrator, and JPMorgan Chase Bank, N.A., as Indenture Trustee, dated as of February 16, 2006.